Exhibit 24.1
NY POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, James D. Purvis, Vice President, Treasurer, and Chief Financial Officer of ML Life Insurance Company of New York , a New York corporation, appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
     IN WITNESS WHEREOF, I have hereunto set my hand this 22nd day of March, 2010.

/s/ James D. Purvis
James D. Purvis
Vice President, Treasurer, and Chief Financial Officer

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 22nd day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared James D. Purvis, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sue Schuette Notary Public, State of Iowa

     IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: James D. Purvis by (Your Signature) as Agent, or (Your Signature) as Agent for James D. Purvis.
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.
     We, Darin D. Smith and Frank A. Camp, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

March 24, 2010
/s/ Darin D. Smith
Darin D. Smith

March 24, 2010
/s/ Frank A. Camp
Frank A. Camp

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Frank A. Camp, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

NY POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Frank A. Camp, Director and Secretary of ML Life Insurance Company of New York, a New York corporation, appoint Darin D. Smith, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2010.

/s/ Frank A. Camp
Frank A. Camp
Director and Secretary

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 23 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Frank A. Camp, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

     IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: Frank A. Camp, by (Your Signature) as Agent, or (Your Signature) as Agent for Frank A. Camp.
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.
     I, Darin D. Smith, have read the foregoing Power of Attorney. I am the person(s) identified therein as agent for the principal named therein. I acknowledge my legal responsibilities.

March 24, 2010
/s/ Darin D. Smith
Darin D. Smith

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

NY POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Lonny J. Olejniczak, Director and President of ML Life Insurance Company of New York , a New York corporation, appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. ‘Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
     IN WITNESS WHEREOF, I have hereunto set my hand this 19 day of March, 2010.

/s/ Lonny J. Olejniczak
Lonny J. Olejniczak
Director and President

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 19 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Lonny J. Olejniczak, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

     IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: Lonny J. Olejniczak by (Your Signature) as Agent, or (Your Signature) as Agent for Lonny J. Olejniczak.
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.
     We, Darin D. Smith and Frank A. Camp, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

March 24, 2010
/s/ Darin D. Smith
Darin D. Smith

March 24, 2010
/s/ Frank A. Camp
Frank A. Camp

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Frank A. Camp, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

NY POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Robert R. Frederick, Director and Senior Vice-President of ML Life Insurance Company of New York , a New York corporation, appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
     IN WITNESS WHEREOF, I have hereunto set my hand this 19th day of March, 2010.

/s/ Robert R. Frederick
Robert R. Frederick
Director and Senior Vice-President

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 19 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Robert R. Frederick, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

     IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: Robert R. Frederick by (Your Signature) as Agent, or (Your Signature) as Agent for Robert R. Frederick.
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.
     We, Darin D. Smith and Frank A. Camp, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

March 24, 2010
/s/ Darin D. Smith
Darin D. Smith

March 24, 2010
/s/ Frank A. Camp
Frank A. Camp

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Frank A. Camp, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

NY POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Ronald L. Ziegler, Director and Senior Vice-President of ML Life Insurance Company of New York , a New York corporation, appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March, 2010.

/s/ Ronald L. Ziegler
Ronald L. Ziegler
Director and Senior Vice-President

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Ronald L. Ziegler, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

     IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: Ronald L. Ziegler by (Your Signature) as Agent, or (Your Signature) as Agent for Ronald L. Ziegler.
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.
     We, Darin D. Smith and Frank A. Camp, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

March 24, 2010
/s/ Darin D. Smith
Darin D. Smith

March 24, 2010
/s/ Frank A. Camp
Frank A. Camp

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Frank A. Camp, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

NY POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Eric J. Martin, Vice-President and Corporate Controller of ML Life Insurance Company of New York , a New York corporation, appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of March, 2010.

/s/ Eric J. Martin
Eric J. Martin
Vice-President and Corporate Controller

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 21st day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Eric J. Martin, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Sue Schuette Notary Public, State of Iowa

     IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: Eric J. Martin by (Your Signature) as Agent, or (Your Signature) as Agent for Eric J. Martin.
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.
     We, Darin D. Smith and Frank A. Camp, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.
March 24, 2010

/s/ Darin D. Smith
Darin D. Smith

March 24, 2010

/s/ Frank A. Camp
Frank A. Camp

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Frank A. Camp, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

NY POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, William Brown, Jr., Director of ML Life Insurance Company of New York, a New York corporation, appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2010.

/s/ William Brown, Jr.
William Brown, Jr.
Director

ACKNOWLEDGMENT
STATE OF NEW YORK, COUNTY OF WESTCHESTER ss.:
On the 23rd day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared William Brown, Jr., personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Alcia D. Hall Notary Public, State of New York

ALCIA D. HALL
Notary Public, State of New York
No. 01HA6157567
Qualified in Westchester County
Commission Expires December 11, 2010

     IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: William Brown Jr., by (Your Signature) as Agent, or (Your Signature) as Agent for William Brown, Jr.
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.
     We, Darin D. Smith and Frank A. Camp, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.
March 24, 2010

/s/ Darin D. Smith
Darin D. Smith

March 24, 2010

/s/ Frank A. Camp
Frank A. Camp

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Frank A. Camp, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

NY POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, William L. Busler, Director of ML Life Insurance Company of New York, a New York corporation, appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
     IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of March, 2010.

/s/ William L. Busler
William L. Busler
Director

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 23 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared William L. Busler, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of IOWA

     IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: William L. Busler, by (Your Signature) as Agent, or (Your Signature) as Agent for William L. Busler.
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.
     We, Darin D. Smith and Frank A. Camp, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.
March 24, 2010

/s/ Darin D. Smith
Darin D. Smith

March 24, 2010

/s/ Frank A. Camp
Frank A. Camp

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Frank A. Camp, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

NY POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Steven E. Frushtick, Director of ML Life Insurance Company of New York, a New York corporation, appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, be or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
     IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of March, 2010.

/s/ Steven E. Frushtick
Steven E. Frushtick
Director

ACKNOWLEDGMENT
STATE OF NEW YORK, COUNTY OF NASSAU ss.:
On the 21st day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Steven E. Frushtick, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Daryl J. Shapiro
Notary Public, State of New York

DARYL J. SHAPIRO NOTARY PUBLIC, STATE OF NEW YORK NO. 01SH6096411 QUALIFIED IN NASSAU. COUNTY COMMISSION EXPIRES JULY 26, 2011.

     IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: Steven E. Frushtick, by (Your Signature) as Agent, or (Your Signature) as Agent for Steven E. Frushtick.
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.
     We, Darin D. Smith and Frank A. Camp, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.
March 24, 2010

/s/ Darin D. Smith
Darin D. Smith

March 24, 2010

/s/ Frank A. Camp
Frank A. Camp

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the Individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Frank A. Camp, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

NY POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Ronald F. Mosher, Director of ML Life Insurance Company of New York, a New York corporation, appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
     IN WITNESS WHEREOF, I have hereunto set my hand this 23rd day of March, 2010.

/s/ Ronald F. Mosher
Ronald F. Mosher
Director

ACKNOWLEDGMENT
STATE OF CALIFORNIA, COUNTY OF ORANGE ss.:
On the 23rd day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Ronald F. Mosher. personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ David Noyun Myung
Notary Public, State of California

     IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: Ronald F. Mosher, by (Your Signature) as Agent, or (Your Signature) as Agent for Ronald F. Mosher.
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.
     We, Darin D. Smith and Frank A. Camp, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.
March 24, 2010

/s/ Darin D. Smith
Darin D. Smith

March 24, 2010

/s/ Frank A. Camp
Frank A. Camp

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Frank A. Camp, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

NY POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, Cornelius H. Verhagen, Director of ML Life Insurance Company of New York, a New York corporation, appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. “Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
     IN WITNESS WHEREOF, I have hereunto set my hand this 23 day of March, 2010.

/s/ Cornelius H. Verhagen
Cornelius H. Verhagen Director

ACKNOWLEDGMENT
STATE OF FL. COUNTY OF SARASOTA ss.:
On the 23rd day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Cornelius H. Verhagen, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Dren Tong
Notary Public, State of FL.

     IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: Cornelius H. Verhagen, by (Your Signature) as Agent, or (Your Signature) as Agent for Cornelius H. Verhagen.
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.
     We, Darin D. Smith and Frank A. Camp, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.
March 24, 2010

/s/ Darin D. Smith
Darin D. Smith

March 24, 2010

/s/ Frank A. Camp
Frank A. Camp

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Frank A. Camp, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

NY POWER OF ATTORNEY
     KNOW ALL MEN BY THESE PRESENTS, that I, John T. Mallett, Director and Vice President of ML Life Insurance Company of New York , a New York corporation, appoint Darin D. Smith and Frank A. Camp, and each of them severally, my true and lawful attorney-in-fact, for me and in my name, place and stead to execute any Annual Report on Form 10-K of ML Life Insurance Company of New York pursuant to the provisions of the Securities Exchange Act of 1934 and, further, to execute any and all amendments to such Annual Report, and to file same, with all exhibits and schedules thereto and all other documents in connection therewith, with the Securities and Exchange Commission, and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. Each said attorney-in-fact shall have power to act hereunder without the others.
     Except as otherwise specifically provided herein, the power of attorney granted herein shall not in any manner revoke in whole or in part any power of attorney that each person whose signature appears below has previously executed. This power of attorney shall not be revoked by any subsequent power of attorney each person whose signature appears below may execute, unless such subsequent power specifically refers to this power of attorney or specifically states that the instrument is intended to revoke all prior general powers of attorney or all prior powers of attorney.
     CAUTION TO THE PRINCIPAL: Your Power of Attorney is an important document. As the “principal,” you give the person whom you choose (your “agent”) authority to spend your money and sell or dispose of your property during your lifetime without telling you. You do not lose your authority to act even though you have given your agent similar authority. When your agent exercises this authority, he or she must act according to any instructions you have provided or, where there are no specific instructions, in your best interest. ‘Important Information for the Agent” at the end of this document describes your agent’s responsibilities. Your agent can act on your behalf only after signing the Power of Attorney before a notary public. You can request information from your agent at any time. If you are revoking a prior Power of Attorney by executing this Power of Attorney, you should provide written notice of the revocation to your prior agent(s) and to the financial institutions where your accounts are located. You can revoke or terminate your Power of Attorney at any time for any reason as long as you are of sound mind. If you are no longer of sound mind, a court can remove an agent for acting improperly. Your agent cannot make health care decisions for you. You may execute a “Health Care Proxy” to do this. The law governing Powers of Attorney is contained in the New York General Obligations Law, Article 5, Title 15. This law is available at a law library, or online through the New York Senate or Assembly websites, www.senate.state.ny.us or www.assembly.state.ny.us. If there is anything about this document that you do not understand, you should ask a lawyer of your own choosing to explain it to you.
     IN WITNESS WHEREOF, I have hereunto set my hand this 24th day of March, 2010.

/s/ John T. Mallett
John T. Mallett
Director and Vice President

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24th day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared John T. Mallett, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

     IMPORTANT INFORMATION FOR THE AGENT: When you accept the authority granted under this Power of Attorney, a special legal relationship is created between you and the principal. This relationship imposes on you legal responsibilities that continue until you resign or the Power of Attorney is terminated or revoked. You must:
(1)	act according to any instructions from the principal, or, where there are no instructions, in the principal’s best interest;

(2)	avoid conflicts that would impair your ability to act in the principal’s best interest;

(3)	keep the principal’s property separate and distinct from any assets you own or control, unless otherwise permitted by law;

(4)	keep a record or all receipts, payments, and transactions conducted for the principal; and

(5)	disclose your identity as an agent whenever you act for the principal by writing or printing the principal’s name and signing your own name as “agent” in either of the following manner: John T. Mallett by (Your Signature) as Agent, or (Your Signature) as Agent for John T. Mallett.
     You may not use the principal’s assets to benefit yourself or give major gifts to yourself or anyone else unless the principal has specifically granted you that authority in this Power of Attorney or in a Statutory Major Gifts Rider attached to this Power of Attorney. If you have that authority, you must act according to any instructions of the principal or, where there are no such instructions, in the principal’s best interest. You may resign by giving written notice to the principal and to any co-agent, successor agent, monitor if one has been named to this document, or the principal’s guardian if one has been appointed. If there is anything about this document or your responsibilities that you do not understand, you should seek legal advice.
     Liability of agent: The meaning of the authority given to you is defined in New York’s General Obligations Law, Article 5, Title 15. If it is found that you have violated the law or acted outside the authority granted to you in the Power of Attorney, you may be liable under the law for your violation.
     We, Darin D. Smith and Frank A. Camp, have read the foregoing Power of Attorney. We are the person(s) identified therein as agent(s) for the principal named therein. We acknowledge our legal responsibilities.

March 24, 2010
/s/ Darin D. Smith
Darin D. Smith

March 24, 2010
/s/ Frank A. Camp
Frank A. Camp

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Darin D. Smith, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa

ACKNOWLEDGMENT
STATE OF IOWA, COUNTY OF LINN ss.:
On the 24 day of March, 2010, before me, the undersigned, a Notary Public in and for said State, personally appeared Frank A. Camp, personally known to me or proved to me on the basis of satisfactory evidence to be the individual whose name is subscribed to the within instrument and acknowledged to me that he executed the same in his capacity, and that by his signature on the instrument, the individual, or the person upon behalf of which the individual acted, executed the instrument.

/s/ Mary A. Craig
Notary Public, State of Iowa